                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A-2

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): October 2, 1996
                                                         ----------------


                            Quaker State Corporation
                            ------------------------
             (Exact name of registrant as specified in its charter)




         Delaware                     1-2677                 25-0742820
         --------                     ------                 ----------
(State of incorporation)      (Commission File No.)     (IRS Employer ID No.)



225 E. John Carpenter Freeway, Irving, Texas                    75062
--------------------------------------------                    -----
(Address of principal executive offices)                      (Zip Code)


                                 (972) 868-0400
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)

Item 2  ACQUISTION OR DISPOSITION OF ASSETS

On July 12, 1996, Quaker State Corporation ("Quaker State") filed a current report on Form 8-K and reported under item 2 the acquisition of all of the capital stock of Blue Coral, Inc.; on September 11, 1996, Quaker State amended that report to include financial statements of the business acquired and pro forma financial information.

On October 10, 1996, Quaker State filed a current report on Form 8-K and reported under item 2 the acquisition of all of the capital stock of Medo Industries, Inc. and affiliated companies; on December 17, 1996 Quaker State amended that report to include pro forma financial information.

Quaker State hereby further amends the current report, Form 8-K/A-1 filed December 17, 1996, to include additional pro forma financial information listed in item 7 below.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (b)  Pro Forma Financial Information:

                   1. Pro Forma Consolidated Statement of Operations of Quaker State Corporation and Subsidiaries for the year ended December 31, 1996.

                   2.   Notes to Pro Forma Consolidated Statement of Operations.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         QUAKER STATE CORPORATION
                                         (Registrant)

DATE:  April 3, 1998

                                         By:   /s/  Conrad A. Conrad
                                             -------------------------------
                                             Conrad A. Conrad
                                             Vice Chairman and
                                             Chief Financial Officer

Item 7(b)      Pro Forma Financial Information

PRO FORMA FINANCIAL INFORMATION

On June 28, 1996 and October 2, 1996, Quaker State Corporation ("Quaker State") acquired all the stock of Blue Coral, Inc. ("Blue Coral") and of Medo Industries Inc. ("Medo"), respectively, in separate transactions. The acquisitions have been accounted for under the purchase method and, accordingly, the operating results of Blue Coral and Medo have been included in the consolidated financial statements of Quaker State from the dates of acquisition. The following Pro Forma financial statements should be read in conjunction with the historical financial statements and other financial information of Blue Coral and Medo appearing elsewhere in Quaker State's reports on Form 8-K/A-1, filed September 11, 1996, Form 8-K, filed October 10, 1996, Form 8-K/A-1, filed December 17, 1996 and the historical financial statements and other financial information of Quaker State appearing in its Annual Report on Form 10-K for the year ended December 31, 1995 and its quarterly reports on Form 10-Q for the quarters ended March 31, 1996, June 30, 1996 and September 30, 1996.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

The following unaudited Pro Forma Consolidated Statement of Operations of Quaker State Corporation and Subsidiaries for the year ended December 31, 1996 present the combined historical results of Quaker State, Blue Coral (prior to the acquisition date of June 28, 1996) and Medo (prior to the acquisition date of October 2, 1996) and pro forma results as though such purchases had occurred on January 1, 1996. The unaudited Pro Forma Consolidated Statement of Operations does not purport to be indicative of the results which actually would have occurred if the acquisitions had been consummated on January 1, 1996 or which may occur in the future.

QUAKER STATE CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
(IN THOUSANDS, EXCEPT PER SHARE DATA, UNAUDITED)


                                          Quaker          Blue           Less:
                                         State (1)      Coral (2)     NicSand (3)   Adjustments
-------------------------------------------------------------------------------------------------------
(IN THOUSANDS EXCEPT PER SHARE DATA)
REVENUES
Sales and operating revenues            $ 1,200,229      $ 55,962        $ 2,282
Other, net                                    7,470             -              -
                                        -----------      --------        -------      --------
TOTAL REVENUES                            1,207,699        55,962          2,282

COSTS AND EXPENSES
Cost of sales and operating costs           821,530        30,523          1,474
Selling, general and administrative         296,221        20,485            562
Depreciation and amortization                38,578           696             21      $  1,232  (6)
Interest                                     12,640           917              -           704  (7)
Unusual items                                14,507             -              -
                                        -----------      --------        -------      --------
TOTAL COSTS AND EXPENSES                  1,183,476        52,621          2,057         1,937
                                        -----------      --------        -------      --------
Pretax income (loss) from
    continuing operations                    24,223         3,341            225        (1,937)
Provision for income taxes                   10,500           264            109           298  (8)
                                        -----------      --------        -------      --------

Income (loss) from
    continuing operations               $    13,723      $  3,077        $   116      $ (2,235)
                                        ===========      ========        =======      ========

Weighted average
    shares outstanding                       34,465                                        156  (9)
                                        ===========                                   ========

Per share:
Income from
    continuing operations               $      0.40
                                        ===========


                                         Pro Forma        Medo (4)     Adjustments        Pro Forma
------------------------------------------------------------------------------------------------------
(IN THOUSANDS EXCEPT PER SHARE DATA)
REVENUES
Sales and operating revenues            $ 1,253,909       $ 54,293                       $  1,308,202
Other, net                                    7,470              -                              7,470
                                        -----------       --------      --------         ------------
TOTAL REVENUES                            1,261,379         54,293                          1,315,672

COSTS AND EXPENSES
Cost of sales and operating costs           850,579         26,498                            877,077
Selling, general and administrative         316,144         14,867      $ (2,498) (5)         328,513
Depreciation and amortization                40,485          1,306         2,840  (6)          44,631
Interest                                     14,261            674         6,609  (7)          21,544
Unusual items                                14,507              -                             14,507
                                        -----------       --------      --------         ------------
TOTAL COSTS AND EXPENSES                  1,235,977         43,345         6,951            1,286,272
                                        -----------       --------      --------         ------------
Pretax income (loss) from
    continuing operations                    25,402         10,948        (6,951)              29,399
Provision for income taxes                   10,953            312         1,287  (8)          12,551
                                        -----------       --------      --------         ------------

Income (loss) from
    continuing operations               $    14,449       $ 10,636      $ (8,237)        $     16,848
                                        ===========       ========      ========         ============

Weighted average
    shares outstanding                                                                         34,621
                                                                                         ============

Per share:
Income from
    continuing operations                                                                $       0.49
                                                                                         ============




The accompanying notes are an integral part of these statements.

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)

Explanation of adjustments to the Pro Forma Consolidated Statement of Operations for the year ended December 31, 1996, in connection with the acquisitions of Blue Coral and Medo are presented below:

(1) Quaker State's historical data represents reported results for the year ended December 31, 1996.

(2) Blue Coral's historical data represents activity for the six months ended June 28, 1996 adjusted for the sale of its interest in NicSand, Inc., on October 31, 1996. Blue Coral's activity for the six months ended December 31, 1996 is included in Quaker State's historical data for the year ended December 31, 1996 as this activity was subsequent to the acquisition date.

(3) To record the sale of Blue Coral's interest in NicSand, Inc. effective October 31, 1996. Amounts represents activity from June 28, 1996 (the date of acquisition) through September 30, 1996, which are reflected in Quaker s State's historical data for the year ended December 31, 1996.

(4) Medo's historical data represents activity for the nine months ended September 30, 1996.

(5) To record a reduction in Medo's salaries as a result of the acquisition for the year ended December 31, 1996 and to reverse bonuses paid by Medo in September 1996, in connection with the acquisition.

(6) To record amortization of excess of purchase price over fair market value of assets acquired by Quaker State ($82.2 million for Blue Coral and $145.9 million for Medo), for the year ended December 31, 1996. Amortization is calculated on a straight-line basis over periods not exceeding 40 years.

(7) To record the net effect on interest expense of the payment of Blue Coral and Medo indebtedness and the increase in debt due to Quaker State's borrowings in connection with the acquisitions for the year ended December 31, 1996. Calculation of adjustment is as follows:

      Initial Blue Coral borrowing                                    $ 71,000
      Less:  Cash received from sale of NicSand                          9,471
                                                                      --------
      Net Blue Coral borrowings                                       $ 61,529
      Effective annual interest rate                                     5.710%
      Number of months pro forma interest expense calculated                 6
                                                                      --------
      Gross increase in interest expense                              $  1,757
      Less:
         Blue Coral interest expense on books                              917
         Interest expense related to NicSand                               136
                                                                      --------
      Net pro forma adjustment for Blue Coral                         $    704
                                                                      ========

      Initial Blue Coral borrowing                                    $165,000
      Effective annual interest rate                                     5.885%
      Number of months pro forma interest expense calculated                 9
                                                                      --------
      Gross increase in interest expense                              $  7,283
      Less:  Medo interest expense on books                                674
                                                                      --------
      Net pro forma adjustment for Medo                               $  6,609
                                                                      ========

(8) To record an income tax provision (benefit) for the results of operations of Blue Coral and Medo and the tax effect of pro forma adjustments for the year ended December 31, 1996.

(9) To increase the number of weighted average shares outstanding due to the acquisition of Blue Coral. Calculation is as if shares were issued January 1, 1996 and shares repurchased from former Blue Coral stockholder were repurchased January 1, 1996.